Dreyfus Premier Aggressive Growth Fund

Investing in growth companies for capital appreciation

PROSPECTUS February 1, 2001

(reg.tm)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                                      The Fund

Dreyfus Premier Aggressive Growth Fund
                                           ---------------------------------

                                           Ticker Symbols  CLASS A: DRLEX

                                                           CLASS B: DAGBX

                                                           CLASS C: DAGCX

                                                           CLASS R: DAGRX

                                                           CLASS T: N/A

Contents

The Fund
--------------------------------------------------------------------------------

Goal/Approach                                                  INSIDE COVER

Main Risks                                                                1

Past Performance                                                          2

Expenses                                                                  3

Management                                                                4

Financial Highlights                                                      6

Your Investment
--------------------------------------------------------------------------------

Account Policies                                                          9

Distributions and Taxes                                                  12

Services for Fund Investors                                              13

Instructions for Regular Accounts                                        14

Instructions for IRAs                                                    15

For More Information
--------------------------------------------------------------------------------

INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

GOAL/APPROACH

The fund seeks capital growth. To pursue this goal, it invests at least 65% of its total assets in the stocks of growth companies of any size, including small-, mid- and large-capitalization companies. The fund's stock investments may include common stocks, preferred stocks and convertible securities. Up to 30% of the fund's assets may be invested in foreign securities.

In choosing stocks, the fund uses a "bottom-up" approach that emphasizes individual stock selection rather than economic and industry trends. In particular, the fund looks for companies with strong management, innovative products and services, strong industry positions and the potential for strong earnings growth rates. When companies that meet those criteria have been identified, the manager analyzes their financial condition and evaluates the sustainability of their growth rates.

While the fund looks for companies with the potential for strong earnings growth rates, some of the fund's investments may currently be experiencing losses. Further, the fund may invest in securities in all available trading markets, including initial public offerings and the after-market.

The fund typically sells a security when there is an expected or actual change in long-term growth prospects, valuation levels have become extreme or there are superior alternative investments.

Concepts to understand

GROWTH COMPANIES: companies of any capitalization whose earnings are expected to grow faster than the overall market. Often, growth stocks have relatively high price-to-earnings, price-to-book and price-to-sales ratios, and tend to be more volatile than value stocks.

SMALL AND MIDSIZE COMPANIES: companies with market capitalizations under $5 billion. These companies, especially those with smaller capitalizations, tend to grow faster than large companies and typically use profits for expansion rather than to pay dividends. They are more volatile than larger companies and fail more often.



MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. The value of your investment will go up and down, sometimes dramatically, which means that you could lose money.

Small and midcap companies carry additional risks because their earnings are less predictable, their share prices more volatile and their securities less liquid than those of larger, more established companies. Some of the fund's investments will rise and fall based on investor perception rather than economics. Other investments are made in anticipation of future products, services or events. If these products, services or events are delayed or cancelled, the company's stock price could drop dramatically.

Because the stock prices of growth companies are based in part on future expectations, these stocks may fall sharply if investors believe the prospects for a stock, industry or the economy in general are weak. In addition, growth stocks typically lack the dividend yield that could cushion stock prices in market downturns.

The fund may purchase securities of companies in initial public offerings (IPOs)
 . The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

Under adverse market conditions, the fund could invest some or all of its assets in money market securities. Although the fund would do this to avoid losses, it could have the effect of reducing the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

Other potential risks

The fund may invest in derivatives, such as options and futures contracts. The fund also may invest in foreign currencies and engage in short-selling. While used primarily to hedge the fund's portfolio and manage exposure to certain markets, such strategies can increase the fund's volatility and lower its return. Derivatives can be illiquid, and their value can fall dramatically in response to rapid and unexpected changes in their underlying instruments.

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, lowering the fund's after-tax performance.

The fund can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the fund's gains or losses.

                                                                     The Fund  1



<PAGE 1>

PAST PERFORMANCE

The bar chart and table below show some of the risks of investing in the fund. The bar chart shows the changes in the fund's Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the fund's average annual total return to that of the S&P 500((reg.tm)), a broad measure of stock performance. These returns include applicable sales loads. Both tables assume reinvestment of dividends. Of course, past performance is no guarantee of future results. Since Class T shares are new, past performance is not available for that class as of the date of this prospectus. Performance for Class T shares will vary from the performance of the fund's other share classes due to differences in charges and expenses.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

32.68   6.24     14.71  -6.97   11.00   -2.37   -30.84  36.87   -22.90
91      92      93      84      95      97      98      99      00

BEST QUARTER:                    Q4 '99                          +32.89%

WORST QUARTER:                   Q3 '98                          -33.02%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00




                                                                                                                       Since
                           Inception date                1 Year              5 Years           10 Years              inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                        (6/23/69)                -27.30%              -10.19%              -0.25%                 --

CLASS B                        (1/3/96)                 -26.62%                  --                  --              -10.31%

CLASS C                        (1/3/96)                 -24.30%                  --                  --               -9.78%

CLASS R                        (1/3/96)                 -23.02%                  --                  --               -9.26%


S&P 500((reg.tm))                                        -9.10%               18.33%              17.44%              18.33%*

*    BASED ON LIFE OF CLASSES B, C AND R. FOR COMPARATIVE PURPOSES, THE VALUE OF
     THE INDEX ON 12/31/95 IS USED AS THE BEGINNING VALUE ON 1/3/96.



What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

2





<PAGE 2>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.




Fee table

                                                             CLASS A       CLASS B         CLASS C        CLASS R        CLASS T
------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                       5.75           NONE           NONE           NONE           4.50

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS            NONE*          4.00           1.00           NONE           NONE*
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                 .75            .75            .75            .75            .75

Rule 12b-1 fee                                                 NONE            .75            .75           NONE            .25

Shareholder services fee                                        .25            .25            .25           NONE            .25

Other expenses                                                  .31            .35            .30            .63           2.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                          1.31           2.10           2.05           1.38           3.25

*    SHARES  BOUGHT  WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE  CHARGED A CDSC OF 1.00% IF  REDEEMED  WITHIN ONE
     YEAR.


Expense example

                                             1 Year              3 Years             5 Years               10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                                        $701                $966                $1,252              $2,063

CLASS B
WITH REDEMPTION                                $613                $958                $1,329              $2,044**
WITHOUT REDEMPTION                             $213                $658                $1,129              $2,044**

CLASS C
WITH REDEMPTION                                $308                $643                $1,103              $2,379
WITHOUT REDEMPTION                             $208                $643                $1,103              $2,379

CLASS R                                        $140                $437                $755                $1,657

CLASS T                                        $763                $1,406              $2,071              $3,839

**   ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.



This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

RULE 12B-1 FEE: the fee paid to the fund's distributor for financing the sale and distribution of Class B, C and T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment in such shares and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor (which may pay third parties) for providing shareholder services to the holders of Class A, B, C and T shares.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

                                                                      The Fund 3


<PAGE 3>

MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $150 billion in over 190 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.75% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $530 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Kevin Sonnett, CFA, has managed the fund since December 1999. Mr. Sonnett has been employed by Founders Asset Management, LLC, an affiliate of Dreyfus, since February 1997 as an equity analyst for the small- and midcap investment team, and was promoted to senior equity analyst in 1999. In December 1999, he also became an employee of Dreyfus. From 1995 to February 1997, Mr. Sonnett was an equity analyst with the Colorado Public Employees Retirement Association.

The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

4



<PAGE 4>

The fund is currently a defendant in two litigations. One action is pending in New York State Supreme Court, County of New York, and was instituted on August 25, 1998 by David M. Schoenfeld, on behalf of himself and others who were shareholders in the fund between August 1, 1995 and June 8, 1998. He brings the action against the fund, Dreyfus, Michael L. Schonberg and the fund's board members. Plaintiff alleges that Michael L. Schonberg, the fund's primary portfolio manager prior to April 1998, invested fund assets in securities which did not meet the fund's purported criteria for "growth stocks," and that Mr. Schonberg engaged in a mutually beneficial scheme with a broker/dealer which resulted in artificial gains for certain securities in which the fund invested. Finally, the plaintiff claims that the fund improperly invested in securities that Mr. Schonberg previously had invested in. Plaintiff seeks compensatory damages, costs and expenses for pursuing this litigation. On October 30, 1998, defendants filed a motion to dismiss, which the court granted in part, dismissing plaintiff's breach of fiduciary duty claim. Plaintiff then moved for class certification. That motion has been fully briefed and argued, and the parties are awaiting a decision.

The other action is pending in the United States District Court, Southern District of New York. The action was consolidated on November 12, 1998 from a number of complaints brought by persons and entities, on behalf of themselves and others who were shareholders of the fund and Dreyfus Aggressive Growth Fund (collectively, the "funds") between November 1, 1995 and June 8, 1998. Plaintiffs have also named as defendants the Dreyfus Premier Equity Funds, Inc., Dreyfus Growth and Value Funds, Inc., Dreyfus and Michael L. Schonberg. Plaintiffs allege Mr. Schonberg used his position as primary portfolio manager of the funds to purchase stocks for the funds that he and his acquaintances had previously purchased for themselves; the funds violated their own purported investment policy by failing to invest in "growth" and "capital appreciation" stocks; and the defendants disseminated false and misleading information regarding the nature of the stocks that would be purchased for the funds' portfolios, as well as Dreyfus's research capabilities and general oversight of the funds' investments. The plaintiffs seek, among other relief, rescissory or compensatory damages. On April 12, 1999, defendants filed a motion to dismiss that the court granted in part by dismissing plaintiffs' claims under the Investment Company Act of 1940. Plaintiffs then moved for class certification, which the court granted. The parties have reached an agreement to settle this litigation and have submitted that agreement to the court for its approval.

                                                                     The Fund 5

<PAGE 5>


FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                           YEAR ENDED SEPTEMBER 30,

 CLASS A                                                                       2000       1999       1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

 Net asset value, beginning of period                                            8.94       7.16     15.94      14.81      16.31

 Investment operations:  Investment (loss) -- net                            (.10)(1)   (.08)(1)  (.12)(1)      (.33)      (.12)

                         Net realized and unrealized gain (loss) on investments  2.99       1.86    (8.66)       1.46        .01

 Total from investment operations                                                2.89       1.78    (8.78)       1.13      (.11)

 Distributions:          Dividends from investment income -- net                   --         --        --         --      (.28)

                         Dividends from net realized gain on investments           --         --        --         --     (1.11)

 Total distributions                                                               --         --        --         --     (1.39)

 Net asset value, end of period                                                 11.83       8.94      7.16      15.94      14.81

 Total return (%)(2)                                                            32.33      24.86   (55.08)       7.63      (.71)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of operating expenses to average net assets (%)                           1.31       1.41      1.24       1.20       1.11

 Ratio of interest expense, loan commitment fees
 to average net assets (%)                                                     .00(3)     .00(3)       .19        .47        .39

 Ratio of net investment income (loss) to average net assets (%)                (.81)      (.90)    (1.04)     (1.44)      (.66)

 Portfolio turnover rate (%)                                                   217.69     165.12    106.58      76.28     131.43
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        142,756    134,027   120,782    405,599    480,638

(1)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(2)  EXCLUSIVE OF SALES CHARGE.          (3) AMOUNT REPRESENTS LESS THAN .01%.

                                                                                             YEAR ENDED SEPTEMBER 30,

 CLASS B                                                                       2000       1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                            8.67       7.01     15.74      14.73      14.84

 Investment operations:  Investment (loss) -- net                            (.19)(2)   (.15)(2)  (.22)(2)      (.22)      (.10)

                         Net realized and unrealized gain (loss) on investments  2.91       1.81    (8.51)       1.23      (.01)

 Total from investment operations                                                2.72       1.66    (8.73)       1.01      (.11)

 Net asset value, end of period                                                 11.39       8.67      7.01      15.74      14.73

 Total return (%)(3)                                                            30.91      23.68   (55.46)       6.86   (.74)(4)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of operating expenses to average net assets (%)                           2.10       2.31      2.09       1.95     1.47(4)

 Ratio of interest expense and loan commitment fees to average net assets (%)  .00(5)     .00(5)       .19        .43      .49(4)

 Ratio of net investment (loss) to average net assets (%)                      (1.60)     (1.81)    (1.89)     (2.22)  (1.40)(4)

 Portfolio turnover rate (%)                                                   217.69     165.12    106.58      76.28     131.43
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          1,640        166        94        276         13

(1)  FROM JANUARY 3, 1996 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 1996.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.(

(3)  EXCLUSIVE OF SALES CHARGE.

(4)  NOT ANNUALIZED.          (5) AMOUNT REPRESENTS LESS THAN .01%.

6



<PAGE 6>

                                                                                           YEAR ENDED SEPTEMBER 30,

 CLASS C                                                                       2000       1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                            8.75       7.06     15.76      14.83      14.84

 Investment operations:  Investment (loss) -- net(2)                            (.20)      (.15)     (.18)      (.37)      (.24)

                         Net realized and unrealized gain (loss) on investments  2.93       1.84    (8.52)       1.30        .23

 Total from investment operations                                                2.73       1.69    (8.70)        .93      (.01)

 Net asset value, end of period                                                 11.48       8.75      7.06      15.76      14.83

 Total return (%)(3)                                                            31.20      23.94   (55.20)       6.27   (.07)(4)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of operating expenses to average net assets (%)                           2.05       2.25      2.39       1.99     1.42(4)

 Ratio of interest expense and loan commitment fees to average net assets (%)  .00(5)     .00(5)       .07        .53      .47(4)

 Ratio of net investment (loss) to average net assets (%)                      (1.57)     (1.70)    (1.90)     (2.37)  (1.32)(4)

 Portfolio turnover rate (%)                                                   217.69     165.12    106.58      76.28     131.43
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                            806         79        20          2          1

(1)  FROM JANUARY 3, 1996 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 1996.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.

(4)  NOT ANNUALIZED.          (5) AMOUNT REPRESENTS LESS THAN .01%.

                                                                                             YEAR ENDED SEPTEMBER 30,

 CLASS R                                                                       2000       1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                            8.93       7.16     16.02      14.84      14.84

 Investment operations:  Investment (loss) -- net                            (.11)(2)   (.10)(2)  (.15)(2)      (.10)      (.02)

                         Net realized and unrealized gain (loss) on investments  2.98       1.87    (8.71)       1.28        .02

 Total from investment operations                                                2.87       1.77    (8.86)       1.18         --

 Net asset value, end of period                                                 11.80       8.93      7.16      16.02      14.84

 Total return (%)                                                               32.14      24.72   (55.31)       7.95         --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of operating expenses to average net assets (%)                           1.38       1.70      1.57        .76      .73(3)

 Ratio of interest expense and loan commitment fees to average net assets (%)  .00(4)     .00(4)       .16        .30      .35(3)

 Ratio of net investment (loss) to average net assets (%)                       (.89)     (1.16)    (1.30)      (.90)   (.56)(3)

 Portfolio turnover rate (%)                                                   217.69     165.12    106.58      76.28     131.43
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                             24         21         9         15          5

(1)  FROM JANUARY 3, 1996 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 1996.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.(

(3)  NOT ANNUALIZED.          (4) AMOUNT REPRESENTS LESS THAN .01%.



                                                                      The Fund 7

<PAGE 7>


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                        PERIOD ENDED
                                                                                                        SEPTEMBER 30,
CLASS T                                                                                                    2000(1)
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

Net asset value, beginning of period                                                                         11.65

Investment operations:  Investment (loss) -- net                                                              (.23)(2)

                         Net realized and unrealized gain (loss) on investments                                .26

 Total from investment operations                                                                              .03

 Net asset value, end of period                                                                              11.68

 Total return (%)                                                                                              .26(3,4)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                                  2.17(3)

Ratio of net investment (loss) to average net assets (%)                                                    (1.85)(3)

Portfolio turnover rate (%)                                                                                 217.69(3)
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                            1

(1)  FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30,
2000.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  NOT ANNUALIZED.

(4)  EXCLUSIVE OF SALES CHARGE.


8

<PAGE 8>


Your Investment

ACCOUNT POLICIES

THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described here.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a contingent deferred sales charge (CDSC).

* CLASS A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon

* CLASS B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon

* CLASS C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon

* CLASS R shares are designed for eligible institu- tions on behalf of their clients (individuals may not purchase these shares directly)

* CLASS T shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a shorter-term investment horizon (because Class A has lower expenses than Class T, if you invest $1 million or more in the fund you should consider buying Class A shares)

Your financial representative can help you choose the share class that is appropriate for you.


Reduced Class A and Class T sales charge

LETTER OF INTENT: lets you purchase Class A and Class T shares over a 13-month period and pay the same sales charge as if all shares had been purchased at once.

RIGHT OF ACCUMULATION: lets you add the value of any shares you own in this fund or any other Dreyfus Premier fund, or any fund that is advised by Founders Asset Management LLC (Founders), an affiliate of Dreyfus, sold with a sales load, to the amount of your next Class A or Class T investment for purposes of calculating the sales charge.

CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.

                                                               Your Investment 9



<PAGE 9>

ACCOUNT POLICIES (CONTINUED)

Share class charges

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge to buy or sell shares. Consult your financial representative or the SAI to see if this may apply to you. Shareholders owning shares on November 30, 1996, may be eligible for lower sales loads.
--------------------------------------------------------------------------------

Sales charges

CLASS A AND CLASS T -- CHARGED WHEN YOU BUY SHARES



                                                     Sales charge                               Sales charge
                                                     deducted as a %                            as a % of your
Your investment                                      of offering price                          net investment
------------------------------------------------------------------------------------------------------------------------------------
                                                     Class               Class                  Class               Class
                                                     A                   T                      A                   T
------------------------------------------------------------------------------------------------------------------------------------

Up to $49,999                                        5.75%               4.50%                  6.10%               4.70%

$50,000 -- $99,999                                   4.50%               4.00%                  4.70%               4.20%

$100,000 -- $249,999                                 3.50%               3.00%                  3.60%               3.10%

$250,000 -- $499,999                                 2.50%               2.00%                  2.60%               2.00%

$500,000 -- $999,999                                 2.00%               1.50%                  2.00%               1.50%

$1 million or more*                                  0.00%               0.00%                  0.00%               0.00%

*    A 1.00% CDSC may be charged on any shares  sold within one year of purchase
     (except shares bought through dividend reinvestment).



Class T shares also carry an annual Rule 12b-1 fee of 0.25% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS B -- CHARGED WHEN YOU SELL SHARES

                                    CDSC as a % of your initial
Years since purchase                investment or your redemption
was made                            (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                       4.00%

2 -- 4 years                        3.00%

4 -- 5 years                        2.00%

5 -- 6 years                        1.00%

More than 6 years                   Shares will automatically
                                    convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS C -- CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS R -- NO SALES LOAD OR RULE 12B-1 FEES

Buying shares

THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board.

ORDERS TO BUY OR SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.
--------------------------------------------------------------------------------

Minimum investments

                                   Initial            Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                   $1,000             $100; $500 FOR
                                                      TELETRANSFER INVESTMENTS

TRADITIONAL IRAS                   $750               NO MINIMUM

SPOUSAL IRAS                       $750               NO MINIMUM

ROTH IRAS                          $750               NO MINIMUM

EDUCATION IRAS                     $500               NO MINIMUM
                                                      AFTER THE FIRST YEAR

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day.

Concepts to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C and R are offered at NAV, but Classes B and C generally are subject to higher annual operating expenses and a CDSC.

10




<PAGE 10>

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME through your financial representative, or you can contact the fund directly. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult the SAI for details.

BEFORE SELLING SHARES RECENTLY PURCHASED by check, TeleTransfer or Automatic Asset Builder, please note that:

* if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

* the fund will not process wire, telephone or TeleTransfer redemption requests for up to eight business days following the purchase of those shares

General policies

IF YOUR ACCOUNT FALLS BELOW $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*    change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*    requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

                                                              Your Investment 11

<PAGE 11>


DISTRIBUTIONS AND TAXES

THE FUND GENERALLY PAYS ITS SHAREHOLDERS dividends from its net investment income, and distributes any net capital gains it has realized once a year. Each share class will generate a different dividend because each has different expenses. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

FUND DIVIDENDS AND DISTRIBUTIONS ARE TAXABLE to most investors (unless your investment is in an IRA or other tax-advantaged account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
--------------------------------------------------------------------------------

Taxability of distributions

Type of                       Tax rate for          Tax rate for
distribution                  15% bracket           28% bracket or above
--------------------------------------------------------------------------------

INCOME                        ORDINARY              ORDINARY
DIVIDENDS                     INCOME RATE           INCOME RATE

SHORT-TERM                    ORDINARY              ORDINARY
CAPITAL GAINS                 INCOME RATE           INCOME RATE

LONG-TERM
CAPITAL GAINS                 8%/10%                18%/20%

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on transactions

Except for tax-advantaged accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

The table at left also can provide a guide for potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years and, for the 28% tax rate bracket and above, purchased after December 31, 2000.

12


<PAGE 12>

SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from
                                the fund into another Dreyfus fund
                                or certain Founders-advised funds
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges
EXCHANGE PRIVILEGE              from the fund into another
                                Dreyfus fund or certain
                                Founders-advised funds.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds. There will  be no CDSC
                                on Class B shares, as long as the amount of any withdrawal does not exceed an annual rate of 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application, or contact your financial representative.

Reinvestment privilege

UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

EVERY FUND INVESTOR automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

                                                              Your Investment 13




<PAGE 13>

INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   Name of Fund
   P.O. Box 6587, Providence, RI 02940-6587
   Attn: Institutional Processing


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to: Name of Fund P.O. Box 6587, Providence, RI 02940-6587 Attn: Institutional Processing


           By Telephone

   WIRE  Have your bank send your
investment to The Bank of New York, with these instructions:

   * ABA# 021000018

   * DDA# 8900119276

   * the fund name

   * the share class

   * your Social Security or tax ID number

   * name(s) of investor(s)

   * dealer number if applicable

   Call us to obtain an account number. Return your application with the account number on the application.

WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900119276

* the fund name

* the share class

* your account number

* name(s) of investor(s)

* dealer number if applicable

ELECTRONIC CHECK  Same as wire, but insert "1111" before your account number.

TELETRANSFER Request TeleTransfer on your application. Call us to request your transaction.

           Automatically

   WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic service(s) you want. Return your application with your investment.

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

TO SELL SHARES

Write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to: The Dreyfus Family of Funds P.O. Box 6587, Providence, RI 02940-6587 Attn: Institutional Processing

WIRE Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Call us or your financial representative to request your transaction. A check will be sent to the address of record.

AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS FAMILY OF FUNDS.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

14




<PAGE 14>

INSTRUCTIONS FOR IRAS

   TO OPEN AN ACCOUNT

            In Writing

   Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

   Mail your application and a check to:
   The Dreyfus Trust Company, Custodian
   P.O. Box 6427, Providence, RI 02940-6427
   Attn: Institutional Processing

TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

Mail in the slip and the check to:
The Dreyfus Trust Company, Custodian
P.O. Box 6427, Providence, RI 02940-6427
Attn: Institutional Processing

           By Telephone


WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900119276

* the fund name

* the share class * your account number

* name of investor

* the contribution year

* dealer number if applicable

ELECTRONIC CHECK  Same as wire, but insert "1111" before your account number.

            Automatically

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials. All contributions will count as current year.

TO SELL SHARES

Write a letter of instruction that includes:

* your name and signature

* your account number and fund name

* the dollar amount you want to sell

* how and where to send the proceeds

* whether the distribution is qualified or premature

* whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail in your request to: The Dreyfus Trust Company P.O. Box 6427, Providence, RI 02940-6427 Attn: Institutional Processing


SYSTEMATIC WITHDRAWAL PLAN Call us to request instructions to establish the plan.

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

                                                              Your Investment 15



<PAGE 15>

NOTES

[Application p1]

[Application p2]

NOTES

NOTES

NOTES

For More Information

Dreyfus Premier Aggressive Growth Fund

A series of Dreyfus Premier Equity Funds, Inc.
--------------------------------------
SEC file number:  811-2488

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2001 Dreyfus Service Corporation
009P0201